UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2002
Date of Report (Date of earliest event reported)

Advance Auto Parts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5673 Airport Road, Roanoke, Virginia 24012
(Address of principal executive offices) (Zip Code)

(540) 362-4911
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events and Required FD Disclosure.

On November 22, 2002, in connection with our proposed registered offering of 9,442,331 shares of our common stock, of which 8,593,937 shares are to be offered by certain selling stockholders and 858,394 shares are to be offered by us and one of the selling stockholders to cover over-allotments of shares, if any, Deloitte & Touche LLP completed an audit of our consolidated financial statements as of October 5, 2002 and for the forty weeks then ended. A copy of our audited consolidated financial statements is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein to this Form 8-K by this reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit Number

99.1
Audited Consolidated Financial Statements of Advance Auto Parts, Inc. and Subsidiaries for the forty weeks ended October 5, 2002 and October 6, 2001 (unaudited) and the three years ended December 29, 2001, December 30, 2000 and January 1, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC. (Registrant)

Date	November 22, 2002	/s/ JEFFREY T. GRAY (Signature)*
Jeffrey T. Gray Senior Vice President, Controller and Assistant Secretary

*	Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1
Audited Consolidated Financial Statements of Advance Auto Parts, Inc. and Subsidiaries for the forty weeks ended October 5, 2002 and October 6, 2001 (unaudited) and the three years ended December 29, 2001, December 30, 2000 and January 1, 2000.